UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 23, 2009

STERICYCLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21229	36-3640402
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(847) 367-5910

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Please refer to Item 2.03 of this report.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 23, 2009, we entered into a first amendment and increase agreement (the “first amendment”) with respect to the three-year term loan credit agreement dated as of June 24, 2009 that we entered into with Bank of America, N.A., as administrative agent and a lender, other lenders from time to time party to the credit agreement, and a syndication agent to be determined. We reported entering into the term loan credit agreement and obtaining an initial term loan of $50,000,000 by our current report on Form 8-K that we filed on June 26, 2009.

The first amendment amends the term loan credit agreement to reflect additional lenders becoming party to the agreement. It also increases the aggregate amount for which we may request additional term loans prior to December 25, 2009 from $150,000,000 to $175,000,000.

We obtained an additional term loan of $145,000,000 concurrently with entering into the first amendment. This additional term loan increased our aggregate borrowings under the term loan credit agreement from $50,000,000 to $195,000,000 and reduced the aggregate amount for which we may request additional term loans from $175,000,000 to $30,000,000.

In addition, the lead arranger and book manager under the term loan credit agreement has received signed commitments from three new lenders to become party to the term loan credit agreement and fund an additional term loan of $20,000,000. We anticipate (but can provide no assurance) that these new lenders will become party to the term loan credit agreement on or about July 30, 2009 and that we will obtain an additional term loan of $20,000,000 at the same time. If we do obtain such an additional term loan, our aggregate borrowings under the term loan credit agreement would increase from $195,000,000 to $215,000,000 and the aggregate amount for which we may request additional term loans prior to December 25, 2009 would be reduced from $30,000,000 to $10,000,000.

A copy of the first amendment is filed with this report as Exhibit 10.1.

Item 9.01

Financial States and Exhibits

(d)

Exhibits

The following exhibit is filed with this report:

10.1

First Amendment and Increase Agreement, dated as of July 23, 2009 entered into by Stericycle, Inc., Stericycle International, LLC, Bank of America, N.A., as administrative agent and a lender, HSBC Bank USA, N.A., as syndication agent and a lender, and U.S. Bank National Association, PNC/National City Bank, The Bank of Nova Scotia, The Northern Trust Company and Fortis Bank SA/NV, New York Branch, as lenders

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2009.

Stericycle, Inc.

By

/s/ FRANK J.M. TEN BRINK

Frank J.M. ten Brink

Executive Vice President and

Chief Financial Officer

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